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                                                                   Exhibit 10.16

                                 LEASE AGREEMENT
                                 ---------------


         This Agreement, dated as of March 2, 2001, is made by and between Macken Associates, a California limited partnership (hereinafter referred to as "Lessor"), and Deposition Sciences, Incorporated, an Ohio corporation (hereinafter referred to as "Lessee").

                                BASIC PROVISIONS

         1.1 This Agreement shall become effective when (i) signed by all parties hereto upon the date of the party last signing, (ii) upon receipt by the Lessee of executed Nondisturbance and Attornment Agreements as set forth in Paragraph 13.14 of this Lease, (iii) upon execution of the lease guaranty by Advanced Lighting Technologies, Inc. (hereinafter "ADLT"), (iv) upon the submission into escrow of the Option Fee; (v) John Macken and his affiliates shall have acquired 100% of the partnership interests of Lessor and all required consents to such acquisition have been obtained, (vi) John Macken shall have filed a notice of recission with respect to the notice of default recorded August 7, 2000, as instrument 00-078996 Official Records of Sonoma County, California, (vii) Lessee shall have received satisfactory estoppel certificates from the holders of all deeds of trust filed against the Property, including among other things, a representation concerning the outstanding balance, default rate and existing defaults; and (viii) Lessee, at its expenses, shall have obtained a leasehold policy and optionee's policy of title insurance as set forth in the Option Agreement, hereinafter the "Effective Date". The foregoing notwithstanding, if the Effective Date has not occurred by March 16, 2001, this Lease shall automatically terminate.

         1.2. Subject to Section 1.1 Lessor hereby leases to Lessee and Lessee hereby leases from Lessor that certain real property, together with all improvements situated thereon, located in the City of Santa Rosa, County of Sonoma, State of California, commonly known as 3300 Coffey Lane, and more particularly described in that legal description in the exhibit attached hereto, marked Exhibit "A" and made part hereof by reference together with all rights and appurtenances belonging or appertaining thereto, consisting of a 143,000 square foot +/- single story concrete office and industrial building, including mezzanine, located on approximately 8.9 acres of land, aka APN 034-011-074 (hereinafter the "Premises"). Lessee has reviewed and approved the usable and rentable square footage and the area boundaries of the land of the Premises

         1.3 This Lease is intended to be a "NET, NET, NET" lease, and Lessee shall pay all expenses associated with maintaining and operating the premises from and after the Commencement Date, as defined in Section 2.1 hereof, including, without limitation, real estate taxes, utilities, maintenance costs, repairs costs and insurance premiums as set forth herein. Under no circumstances or conditions, whether now existing or hereafter arising, or whether within or beyond the present contemplation of the parties, shall the Lessor or its successors or assigns be expected or required to make any payment of any kind whatsoever, or be under any other obligation liability hereunder, except as herein otherwise specifically set forth.



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                                      TERM

         2.1 ORIGINAL TERM. The Lessee, its permitted successors and assigns are to have and to hold the premises for an original term of ten (10) years. The original term shall commence to run from March 16, 2001, if all of the conditions set forth in Paragraph 1.1 of this Agreement (indicated as items (i) through (viii)) are satisfied or waived by the Lessee. The date the original term commences shall be called the "Commencement Date".

         2.2 OPTION TO RENEW LEASE. If Lessee desires to continue to occupy and use the Premises after the expiration of the initial ten (10) year term hereof, Lessee may, upon giving Lessor at least six (6) months written notice prior to the expiration of the initial ten (10) year term hereof, continue this Lease for a period of not more than one five (5) year period beyond the initial ten (10) year term hereof under the same terms and conditions as herein set forth and with the annual rental for each year of the additional five (5) year period to be calculated in the same manner as annual rentals are calculated under Paragraph 3.3 of this Agreement with said annual rental to be paid in equal monthly installments in advance as provided in Paragraph 3.1 below. Notwithstanding the foregoing, in no event shall the Base Rent during the option period be less than the Base Rent for Year 10.

         2.3 EARLY OCCUPANCY. Prior to the Commencement Date, Lessee may enter the Premises with the prior written consent and approval of Lessor for the purpose of making leasehold improvements and installing its furniture, fixtures and equipment and for the purpose of making a phased transition of its personnel.

                                      RENT

         3.1 ORIGINAL BASE RENT. Lessee shall pay a minimum annual rent to Lessor, without notice or demand, commencing as of the Commencement Date, as defined herein, for the term of this Lease as set forth below ("Base Rent"). Such rent shall be paid in twelve (12) equal installments in advance, on or before the first day of each calendar month of the term of this Lease. If the "Commencement Date" is on a date other than the first of the month then the first partial month's rent shall accrue as due on the first day of the month following the "Commencement Date" together with the first full month's rent. Said partial rent payment shall be calculated pro rata based upon the number of days of such partial month.

         3.2 BASE RENT.  The Base Rent shall be:

                                             Base                  Base
                                        Annual Rental         Monthly Rent
                                           Per Year             Per Month
                                       ----------------      ---------------

             Year 1                    $1,068,000.00          $ 89,000.00


         3.3 BASE RENT INCREASE THROUGH YEAR 10. Commencing at the beginning of Year 2, the Base Rent shall increase by three percent (3%) per year compounded annually.


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         3.4 DELINQUENT PAYMENT.

             3.4.1 LATE CHARGE. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any lender. Accordingly, if any Rent shall not be received by Lessor within ten (10) days after such amount shall become due, then, without any requirement of notice to Lessee, Lessee shall pay to Lessor a one time late charge equal to five percent (5%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default or breach by Lessor.

             3.4.2 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, within fifteen (15) days following the date on which it was due as to scheduled payments or within thirty (30) days following the date on which it was due for nonscheduled payments, shall bear interest from such extended date. The interest rate charged shall be eight percent (8%) per annum, or the maximum interest rate allowable by law, whichever is less. Interest is payable in addition to the late charge set forth above.


                               TAXES AND UTILITIES

         4.1 IN GENERAL. Lessee shall pay before they become delinquent taxes imposed from and after the Commencement Date of this Lease upon or against all land, building, furniture, fixtures, and equipment and improvements which are subject to this Lease, now or hereafter assessed, either in the name of the Lessor, fee owner, or Lessee, except income, estate, inheritance or other similar taxes or impositions which may be levied or assessed against Lessor or its successors in title.

         4.2 LESSEE'S PAYMENT OBLIGATION. Lessee shall pay, as assessed or as billed by Lessor: (i) all real estate taxes, including assessments, bonds and other like payments due on the Premises, including the land, building, and improvements thereon, any increase in real estate taxes; and (ii) all property taxes assessed on fixtures, personal property, machinery, equipment and furniture installed by or for Lessee in the premises and all taxes on improvements made by or for Lessee in and to the premises. Lessee's liability to pay real estate taxes shall be prorated on the basis of a 365 day year to account for any fractional portion of a fiscal year included in the term at its commencement and expiration. Lessee shall not be responsible to pay any interest or penalties due to any act or omission of Lessor absent a default of Lessee in its obligation to pay real estate taxes provided herein.

         4.3 REAL ESTATE TAXES DEFINED. As used in this Lease, the term "real estate taxes" shall include any form of assessment, levy, penalty or tax imposed by any authority having the direct or indirect power to tax or assess including, without limitation, any city, county, state or federal government, or any improvement or other district thereof. Notwithstanding anything to the contrary herein, Lessee shall not be obligated to pay any income, inheritance, estate, gift,


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succession, sales, use, or transfer tax, nor shall Lessee be obligated to pay any personal property, corporation, franchise, payroll, excess profits, excise, or privilege tax which may be assessed or levied against Lessor.

         4.4 SUBSTITUTE TAXES. If at any time the methods of taxation prevailing at the commencement of the term hereof shall be altered so that, by virtue of no underlying new legislation providing that the taxes or fees therein levied, assessed or imposed are in lieu of or are a substitute for the whole or any part of the taxes (as herein above defined) presently levied, assessed or imposed, or there shall be levied, assessed and imposed: (i) a tax, wholly or partially as a capital levy or otherwise, on the rents received therefrom, (ii) a tax measure by or based on whole or in part on the premises and imposed upon Lessor, or
(iii) a tax or license fee measured by the rents payable or by any other means by Lessee hereunder, then to the extent that the same would be payable if the premises were the only property of Lessor subject thereto, Lessee shall pay and discharge the same as herein provided. Notwithstanding anything to the contrary herein, Lessee shall not be obligated to pay any income, inheritance, estate, gift, succession, sales, use, or transfer tax, nor shall Lessee be obligated to pay any personal property, corporation, franchise, payroll, excess profits, excise, or privilege tax which may be assessed or levied against Lessor.

         4.5 DUE DATE. The taxes and other impositions payable by Lessee shall be paid not later than the date on which such taxes become delinquent and a receipted tax bill shall be exhibited to the Lessor upon request. In the event Lessee fails to pay said taxes and other impositions within the time provided, the Lessor may, after notice, pay same, in which event the Lessee shall remain liable to and obligated to repay Lessor the amount so advanced together with interest thereon at the lower of: (i) the maximum rate permitted by law; or (ii) the annual rate of eight percent (8%) per annum, plus any late penalties thereon. In the event any taxes or impositions may be payable in installments, Lessee shall have the right to pay the same as such installments fall due.

         4.6 DEFAULT. Failure to pay any sums due herein shall be classified as a default under the term of this Lease, Lessor shall be able to take all necessary actions under the default sections provided herein.

         4.7 LESSEE'S RIGHT TO CONTEST TAX. Lessee at its sole cost shall have the right, at any time, to seek a reduction in the assessed valuation of the premises or to contest any real estate taxes that are to be paid by Lessee. If Lessee seeks a reduction or contests the real estate taxes, the failure of Lessee to pay the real estate taxes shall not constitute a default as long as Lessee complies with this Section. Lessor shall not be required to join in any proceeding or contest brought by Lessor unless the provisions of any law require that the proceeding or contest be brought by or in the name of Lessor or any owner of the Property. In that case, Lessor shall join in the proceeding or contest or permit it to be brought in Lessor's name as long as Lessor is not required to bear any cost. Lessee, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment.

         4.8 TAXES ARE CURRENT Lessor represents that all real estate taxes on the Premises are current through the installment due up to the Commencement Date of this Lease.


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         4.9 UTILITIES. From and after the Commencement Date, Lessee shall pay for all water, gas, heat, air conditioning, light power, sewer charges, plumbing, telephone service, garbage and all other services and utilities supplied to the Premises, together with any taxes thereon.

                                       USE

         5.1 IN GENERAL. The Lessee shall use and occupy the Premises for the light manufacturing of thin film coatings research and development, and related warehouse and office functions (hereinafter the "Agreed Use"). In conducting its business on the premises, Lessee covenants to conform to all applicable laws, regulations, and licensing requirements and shall not use the Premises or suffer the Premises to be used for any unlawful purpose. Lessee may, at any time and in its sole discretion, change the use of the Premises to any use allowed by law. Such a change may be made without Lessor's consent, however, Lessee shall provide written notice of such change to Lessor within sixty (60) days after such change has been effected.

         5.2 PROHIBITED USES. Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises or which will cause a cancellation of any insurance policy covering the premises or any part thereof. Lessee shall not do or permit anything to be done in or about the Premises which will constitute a nuisance or use or allow the premises to be used for any unlawful purpose. Lessee shall not commit or allow to be committed any waste in or upon the Premises.

         5.3 COMPLIANCE WITH LAWS. Lessee shall, at Lessee's sole expense, materially comply with all present and future laws, rules, requirements, ordinances, orders, directions and regulations of any state, municipal, or other governmental or lawful authority, affecting the Premises or appurtenances thereto; and Lessee shall, at Lessee's sole expense, make such alternations and additions to the Premises as may be required to materially comply with all present and future laws, rules, requirements, ordinances, orders, directions and regulations of any state, municipal, or other governmental or lawful authority; and Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way constitute a material violation of any present or future laws, rules, requirements, ordinances, orders, directions and regulations of any state, municipal, or other governmental or lawful authority, or with the present or future requirements of any board of fire insurance underwriters or other similar bodies relating to or affecting the condition, use or occupancy of the Premises.

         5.4 HAZARDOUS SUBSTANCES.

             (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for a potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by- products or fractions thereof, and any substances listed by Proposition 65. Lessee shall not


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engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

             (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

             (c) LESSEE REMEDIATION. From and after the Commencement Date, Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action as required by law, whether or not formally ordered or required, for the cleanup to any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

             (d) LESSEE INDEMNIFICATION. From and after the Commencement Date, Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expense, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release


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Lessee from its obligations under this Lease with respect to Hazardous
Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

             (e) LESSOR INDEMNIFICATION. Lessor and its successor and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Commencement Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees, or which migrate or migrated onto the Premises from adjacent properties. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

             (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Commencement Date, unless such remediation measure is required as a result of Lessee's use of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibility.

         5.5 Lessee shall comply with all the requirements of all easements, cross-easements, joint maintenance obligations and similar matters applicable to the premises that may be had by any governmental agency, state or federal, city or county, and Lessee shall comply with all the terms therein while occupying the premises as Lessee herein.

                         PHYSICAL CONDITION OF PREMISES

         6.1 ACCEPTANCE OF PREMISES. Prior to the Commencement Date, Lessee has conducted various reviews, inspections, etc. as part of its diligence review of the premises, including without limitation review of title matters, physical condition of the Premises, fitness for Lessee's Agreed Use, the presence of Hazardous Substances, and the available utility hookups and facilities. With the exception of those matters expressly set forth in this Lease, including without limitation the Lessor's contribution to the roof and structural repairs set forth in Section 6.2 of this Lease, Lessee unconditionally accepts the premises "AS IS" in its current condition.

         6.2 LESSOR'S CONTRIBUTION. Lessee shall be entitled to have Lessor make a one time contribution of one half of the cost of roof replacement and related structural repairs to the building and improvements on the premises at the commencement of this lease, provided that in no event shall Lessor's contribution exceed the sum of twenty six thousand dollars ($26,000.00).

         6.3 REPAIRS AND MAINTENANCE. From and after the Commencement Date, Lessee shall keep in reasonably good order, condition and repair, the Premises and every part thereof, structural or nonstructural, and all adjacent sidewalks, landscaping, driveways, parking lots and signs located within or adjacent to the Premises. Lessor shall not incur any expenses or have any


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obligation of any kind whatsoever in connection with the repair and maintenance of the Premises. Lessee expressly waives the benefits of California Civil Code Sections 1932, 1941 and 1942, and any other present or future law or statute which would otherwise afford Lessee the right to make repairs at Lessor's expense. Lessee shall do all acts necessary to comply with all applicable laws, rules, requirements, ordinances, orders, directions and regulations of any public authority relating to its maintenance obligations as set forth herein.

         6.4 CONDITION ON SURRENDER. Upon the expiration or earlier termination of this Lease, Lessee shall surrender the Premises in the same condition as received, ordinary wear and tear excepted. Lessee shall remove, at Lessee's sole cost and expense, any and all toxins or hazardous materials in, on under or about the Premises which are a result of Lessee's use, generation, storage or disposal of such materials, in, on, under or about the Premises. Lessee shall repair, at Lessee's sole cost and expense, all damage to the Premises caused by or connected to the removal of any personal property from the Premises, including, without limitation, damage caused by business or trade fixtures, furniture, movable partitions and machinery and equipment not affixed to the Premises.

         6.5 LESSOR'S RIGHT TO REPAIR. In the event Lessee fails to perform Lessee's repair and maintenance obligations as herein provided, Lessor shall give Lessee notice to do such acts as are reasonably required to repair or maintain the Premises. If Lessee fails to do the work within thirty (30) days of said notice, or fails to diligently supervise completion of the work within that time, then Lessor shall have the rights (but not the obligation) to do such acts and expend such funds as are reasonably required to perform such work. Any amounts so expended by Lessor shall be paid by Lessee promptly after demand, with interest from the date expended by Lessor at the lower of: (i) the maximum rate permitted by law; or (ii) the annual rate of eight percent (8%), compounded annually, such interest rate to go into effect the fifteenth (15th) day after written demand from the Lessor. Lessor shall reasonably coordinate such maintenance with Lessee to minimize any interference with the use of the Premises by Lessee.

         6.6 IMPROVEMENTS AND ALTERATIONS. During the term of the Lease Agreement, Lessee shall have the right to alter, renovate or improve upon the demised Premises from time to time, except if the improvements alter the existing exterior walls or demolish the building or roof, or in any way increase the square footage above one hundred forty three thousand (143,000) square feet, then Lessor's written approval must be had and obtained, but Lessor will not unreasonably withhold said approval. Lessee, at his sole cost and expense, will hold harmless and indemnify the Lessor against any liability for mechanic's or materialmen's liens and insure completion of the work. Lessee agrees to pay all material and labor directly to any contractor or subcontractor on the job to insure that no mechanics liens are posted against the property when the alteration, additions, improvements, or utility installations are installed and provide proof of same to Lessor with the necessary release of mechanics lien document provided by said contractor or subcontractor as they are received. Lessee further agrees to maintain appropriate worker's compensation insurance for any alterations it conducts on the Premises.

         6.7 LESSOR'S RIGHTS TO LESSEE'S IMPROVEMENTS. All personal property, trade fixtures, and equipment installed by Lessee, including, without limitation, conventional and specialized HVAC systems, fans, ventilation hoods, and installed shelving and counters, shall, at the


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expiration or earlier termination of this Lease, remain the property of Lessee and may be removed by Lessee; provided however, should any of such property be left by Lessee after it surrenders the Premises, Lessor shall have the right to remove said items from the Premises and treat them as "abandoned property" under
Section 1951.3 of the Civil Code or any amended text related thereto, and said property made be removed and sold by Lessor and all costs, expenses, attorney's fees and damages related thereto shall be charged against Lessee. Lessee agrees to repair and replace any damage or destruction to the Premises caused by the removal of said equipment, trade or personal fixtures. Lessor shall provide to Lessee's lender a landlord waiver in the form attached hereto as Exhibit B.

         6.8 LIENS. The Lessor and Lessee covenant each with the other not to permit any liens, encumbrances or judgments to be filed against the Premises on account of non-payment or dispute with respect to labor or materials furnished in connection with construction or any subsequent repairs, modifications or additions thereto, nor shall the parties permit any judgments, liens or attachments to lie or attach against the Premises for any other reason. Should any lien, encumbrance or judgment of any nature be filed against the Premises, the party from whose fault or alleged debt such lien arises shall within sixty
(60) days cause such lien, encumbrance or judgment to be removed by substitution of collateral or otherwise. Failure to do so shall be a breach of this Lease and the party that caused such lien, encumbrance or judgment to be filed against the Premises shall pay all reasonable costs, expenses, attorneys' fees, and damages related thereto to remove the same.

                            ASSIGNMENT AND SUBLETTING

         7.1 NO ASSIGNMENT WITHOUT CONSENT. Lessee shall not assign this Lease or any interest herein (by operation of law or otherwise) without the prior written consent of Lessor first being obtained, said consent shall not be unreasonably withheld by Lessor. As used herein, the term "assignment" shall not include a merger of Lessee, the sale of a majority of Lessee's assets or the sale of Lessee's stock. Any purported assignment without such consent shall be void, and, Lessor may, at its option, terminate this Lease. Lessee may sublet a portion of the Premises to any third party it deems fit, provided that no such subletting shall relieve Lessee from any obligation to Lessor under this Lease.

         7.2 PROCEDURE FOR CONSENT. In the event that Lessee should desire to assign this Lease, Lessee shall provide Lessor with written notice of such desire at least sixty (60) days in advance of the effective date of such assignment. Such notice shall include (i) the name of the proposed assignee,
(ii) the nature of business to be conducted by the proposed assignee in the Premises, (iii) the terms and conditions of the proposed assignment and (iv) the most recent financial statements of the assignee as Lessor may request. Lessor shall not unreasonably withhold its consent to a proposed assignment. Unless Lessor gives written notice to Lessee of its disapproval of any proposed assignment with ten (10) days of such notice, Lessor will be deemed to have approved of such proposed assignment.

         7.3 NO RELEASE ON ASSIGNMENT. If the Lease is assigned and a new Lessee is accepted by the Lessor then the old Lessee shall not be released from any of the Lessee's obligations hereunder and the old Lessee and the new Lessee shall be jointly and severally liable to comply


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to all of the terms, conditions and covenants stated within this Lease. The consent to any subsequent or further assignment use shall not be waived by the consent of one assignment. In order for any assignment to be binding on Lessor, Lessee must deliver to Lessor, promptly after execution thereof, an executed copy of such assignment whereby the assignee shall expressly assume the obligations of Lessee and all of the Lease terms, conditions and covenants under this Lease.

         7.4 NO WAIVER BY ACCEPTANCE. The acceptance of rental payments by Lessor from any other person or third party shall not be deemed to be a waiver by Lessor of any provision hereof. The consent to one assignment shall not be deemed consent to any subsequent assignment. Said assignment allowed once shall not be a waiver to a right to assignment unless the specific terms and conditions, stated herein, are met by the new successor Lessee.

         7.5 ATTORNEYS' FEES. Lessee shall pay Lessor's reasonable attorneys' fees and costs incurred in connection with Lessee's request to assign this Lease, whether or not Lessor consents to the proposed transfer, but not in excess of one thousand dollars ($1,000.00). Nothing in this Section 7.5 shall limit the attorneys' fees which Lessor may recover on breach of Section 7.1 or other provision of this Lease.

                                 INDEMNIFICATION

         8.1 INDEMNIFICATION OF LESSOR. Except as provided in Section 5.4(e) hereof, Lessee shall indemnify Lessor against and hold Lessor harmless from any and all claims arising from Lessee's use of the Premises; from the conduct of Lessee's business; from any activity, work or other things done, permitted or suffered by Lessee in, on or about the Premises; and shall further indemnify Lessor against and hold Lessor harmless from any and all claims arising from any breach or default of this Lease; from any act or activity of any third party on or about the Premises; and from any act or negligence of the Lessee, or any officer, agent, employee, guest or invitee of Lessee, including without limitation any claims, actions, and proceedings not covered by insurance. Lessor agrees to exhaust all insurance coverage provided by Lessee pursuant to this Lease prior to seeking any recovery from Lessee for damages not covered by such insurance. Lessee, upon notice from Lessor, shall defend Lessor from the same at Lessee's expense, by counsel reasonably satisfactory to Lessor. Lessee, as a material part of the consideration given to Lessor for this Lease assumes all risk of damage to the Premises or injury to persons in, on or about the Premises from any cause other than the sole negligence or willful misconduct of Lessor, its agents, servants or employees and Lessee waives all claims in respect thereof against Lessor except for claims related to the sole negligence or willful misconduct of Lessor, its agents, servants or employees. Lessee shall give prompt written notice to Lessor in case of any casualty or accidents in, on or about the Premises. Lessor, its agents, servants, or employees shall not be liable for any loss or damage to persons or property, including, without limitation, any liability resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or from the pipes, appliances or plumbing works therein, or from dampness or any other cause whatsoever, unless caused by or due to the sole negligence or willful misconduct of Lessor, its agents, servants, or employees.

         8.2 WAIVER OF SUBROGATION. As long as their respective insurers so permit, Lessor and Lessee mutually waive their respective rights of recovery against each other for any loss insured by fire and extended casualty coverage, and any other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned wavier.

                                    INSURANCE

         9.1 IN GENERAL. From and after the Commencement Date, Lessee shall carry and maintain, at Lessee's sole cost and expense, the types of insurance in the amounts specified and in the forms set forth below.

         9.2 PUBLIC LIABILITY INSURANCE. Lessee shall maintain a comprehensive public liability and property damage policy insuring against any and all liability of Lessee and Lessor with respect to the Premises or arising out of the maintenance, use, or occupancy thereof, including, without limitation, products liability coverage and coverage insuring Lessee's performance of the indemnity provisions of Section 8.1 above, in the amount of Two Million Dollars ($2,000,000.00) combined single limit (bodily injury and property damage). The Lessee shall, within ten (10) days of written request, deposit with the Lessor a certificate showing such insurance to be then in force naming Lessor as additional insureds.

         9.3 FIRE, FLOOD, AND EXTENDED CASUALTY INSURANCE. Lessee shall maintain fire and extended casualty coverage, including endorsements for flood damage, for the Premises in an amount not less than the total replacement cost of the Premises, which the parties agree is currently eight million dollars ($8,000,000.00.) At Lessee's option, it may satisfy its obligation to provide insurance coverage hereunder by obtaining coverage from its own Qualified Insurer or by paying the cost of premiums charged by Lessor's existing insurer(s).

         9.4 QUALIFIED INSURERS. With respect to all insurance policies required to be maintained by this Lease, each insurance company must have a net worth of at least Fifty Million Dollars ($50,000,000.00) and must be licensed to do business in the State of California and maintain a "General Policyholder's Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by the holder of a mortgage or deed of trust on the Premises.

         9.5 CROSS-LIABILITY ENDORSEMENTS. All required insurance policies shall be endorsed with cross-liability endorsements stating that in the event that a claim is brought by one insured against another insured under the policy, or by an employee of one insured against another insured under the policy, each insured shall be considered a separate insured for purposes of the insurance.

         9.6 ADJUSTMENTS OF AMOUNTS OF COVERAGE. The amounts of the limits of all required insurance policies shall be subject to increase from time to time, but not more frequently than every five (5) years. Such increases shall be affected by notice from Lessor to Lessee and shall not be greater than the amount of insurance coverage carried by similar businesses for similar properties in the area. Lessee shall secure the increased coverage required in the notice from Lessor within thirty (30) days of receiving the notice thereof, and shall thereafter promptly deliver to Lessor endorsements or receipt evidencing the increased coverage and the payment of additional premiums. Such increases shall be effected by notice from Lessor to Lessee and shall be mutually agreeable by Lessor and Lessee and shall not be greater than the amount of insurance coverage carried by similar businesses or similar properties in the area. If Lessor and Lessee cannot agree then this specific dispute shall be subject to arbitration, as stated herein. Lessor shall be given notice of the coverage thereof, and shortly thereafter Lessee shall promptly deliver to Lessor endorsements or receipts evidencing the increased coverage.

         9.7 ADDITIONAL INSUREDS. Lessee shall cause all required insurance policies to name Lessor (and the holder of any mortgage or deed of trust on the Premises) as additional insureds.

         9.8 NOTICE OF CANCELLATION OF POLICIES. Lessee shall cause all required insurance policies to include any undertaking by the insurer to give Lessor (and the holder of any mortgage or deed of trust on the Premises, if any) thirty (30) days' prior written notice of any cancellation or change in scope or amount of coverage of such policy.

         9.9 EVIDENCE OF INSURANCE. Lessee shall furnish Lessor (and the holder of any mortgage or deed of trust on the Premises) with certificates of insurance or endorsements evidencing Lessee's complete compliance with all of the requirements of this Article.

         9.10 FAILURE OF LESSEE TO OBTAIN INSURANCE. In the event that Lessee defaults in his obligation to maintain the insurance coverage herein required, Lessor may (but shall not be obligated to) obtain and maintain the required insurance coverage. Lessee agrees to repay Lessor on demand on the date that the next installment of the Base Rent hereunder is due, all of the monies Lessor has so expended, with interest thereon from the date expended at the annual rate of eight percent (8%), compounded annually, such interest to be determined as of the date due, all due and payable by Lessor along with the late penalty provided herein.

                              DAMAGE OR DESTRUCTION

         10.1 LESSEE'S DUTY TO RESTORE PREMISES. If at any time during the term of this Lease the Premises are totally or partially damaged or destroyed, Lessee shall, in the shortest time practicable and no later than six (6) months after receiving the necessary governmental building approvals (which approvals must be received with in six (6) months of the damage or destruction of the Premises), restore the Premises to substantially the same condition as they were in immediately before such damage or destruction; provided however, that unless such damage or destruction is due to the fault of Lessee (i) Lessee's financial obligation shall be limited to the amount of insurance coverage required by
Article 9 of this Lease and (ii) Lessee's shall have no obligation to undertake physical restoration of the Premises unless more than two (2) years remains on the lease term. If required by this Section, Lessee will do all acts reasonably necessary to promptly obtain the necessary governmental building approvals and Lessor shall diligently cooperate with Lessee to obtain these approvals. Lessor shall approve all changes in the condition of the Premises occasioned by the restoration work. Lessee's obligation to restore the Premises shall not be affected by Lessee's failure to obtain or maintain the insurance Lessee is required to carry under this Lease. If Lessee fails to restore the Premises as herein required, Lessor may restore the Premises. Lessor shall not be required to restore the Lessee any of his alterations, improvements, trade fixtures or personal property, such excluded items being the sole responsibility of Lessee to restore, except to the extent that such alterations, improvements, trade fixtures or personal property can be restored with insurance proceeds.

         10.2 NO ABATEMENT OF RENT PENDING RESTORATION. Lessee agrees to carry business interruption insurance to cover its obligation to pay Rent under this Lease. To the extent of such business interruption insurance, to cover not less than two (2) years, the Rent due hereunder shall not be abated during restoration. Lessee shall not be entitled to collect from Lessor any compensation for damages for loss of business or for any inconvenience or annoyance occasioned by any damage, destruction, repair or restoration, unless Lessor unreasonably causes the delay of any repair or restoration work.

         10.3 ESCROW ACCOUNT. Funds from Lessee's insurer from the partial or total destruction of the Premises shall immediately be deposited into a separate and discreet insured bank account held jointly in the name of Lessor and Lessee and shall be used solely for the restoration of the Premises or the replacement of Lessee's personal property. In the event that the Premises are not rebuilt or only partially rebuilt, funds not used to rebuild or restore the Premises shall be the property of Lessor, to the extent of the replacement cost of the Premises before the damage or destruction, which costs shall be deemed to include all of Lessor's personal property, equipment and fixtures of the Premises. If they cannot be restored then Lessee shall be entitled to any insurance proceeds that relate or are owned by Lessee under the terms of the policies, defined herein.

         10.4 ENTRY BY LESSOR. Lessor reserves and shall during normal business hours the right to enter after three (3) business days notice to Lessee the Premises to inspect the same, to post notices of non-responsibility, and to repair the Premises after Lessee has failed to do the same and after written request by Lessor to make said repairs, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Lessee shall not be unreasonably interfered with by Lessor and that Lessor's right of entry is subject to Lessee's right to maintain its trade secrets, other intellectual property, and classified or confidential operations.. Lessee waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby unless Lessor is a cause of the same. If there is an unreasonable interference with Lessee's business by Lessor herein, then the rent shall be abated. If Lessor, on the other hand, has to repair the Premises because Lessee has not met its commitments under the terms and conditions of this Lease to repair the same then there will be no abatement of rent as defined herein. Lessee shall always be entitled to quiet possession and enjoyment as defined herein as long as the terms and conditions of the Lease are complied with.

                                     DEFAULT

         11.1 LESSEE'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee.

              (a) The failure by Lessee to make any rental payment or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee.

              (b) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease, other than those described in Sections 11.1(a) and 11.1(b) herein, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently pursues such cure to a prompt completion. If Lessee does not pursue such a cure to a prompt completion, then Lessor shall have the right to terminate this Lease.

              (c) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of all or substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

              (d) If Lessee permits, commits, suffers, or maintains any unlawful act, nuisance or waste on or about the Premises, which materially damages the Premises.

         11.2 REMEDIES ON DEFAULT. In the event any default under or breach of this lease by Lessee, Lessor shall have:

              (a) The right, subject to applicable law, to re-enter to Premises and dispossess Lessee and the legal representatives of Lessee and all other occupants of the Premises by unlawful detainer or other summary proceeding, or otherwise as permitted by law, and remove their property and regain possession of the Premises (but Lessor shall not be obligated to effect such removal) and said property may, at Lessor's option, be stored or otherwise dealt with as provided within this Lease or as applicable law may then provide or permit, including but not limited to the right of Lessor to sell or otherwise dispose of the same or to store the same, or any part thereof, in a warehouse or elsewhere at the expense and risk of and for the account of Lessor. These sums shall accrue interest and late penalties as provided herein.

              (b) The rights and remedies provided by California Civil Code
Section 1951.2 to recover from Lessee upon termination of the Lease:

                  (i) The worth at the time of the award of the unpaid rent or other charges which had been earned at the date of termination; plus

                  (ii) The worth at the time of the award of the amount by which the unpaid rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss which Lessee proves could have been reasonably avoided; plus

                  (iii) The worth at the time of the award of the amount by which the unpaid rent and other charges for the balance of the Lease term after the time of the award exceeds the amount of rental loss which Lessee proves could be reasonably avoided; plus

                  (iv) Any other amounts necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform its obligations hereunder or which, in the ordinary course of affairs, would likely result therefrom including, without limitation, costs of removing Lessee improvements and installing new improvements, attorneys' fees and leasing commissions; and

                  (v) At Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted by applicable California law from time to time. As used in subparagraphs (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest at the Default Rate of eight percent (8%) per annum compounded annually.

              (c) Lessor may terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including, without limitation, the costs of recovering possession (including reasonable attorneys' fees incurred); the costs incurred in re-letting the Premises; the worth, at the time of award, by the court having jurisdiction thereof, of the amount by which all unpaid rents for the balance of the term hereunder after the time of the award exceeds the amount of the loss of these rents that Lessee proves could be reasonably avoided; and that portion of any leasing commission paid or required to be paid by Lessor and applicable to the unexpired term of this Lease.

              (d) Lessor may maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover rental payments as they become due hereunder.

              (e) Nothing herein shall relieve Lessor's obligation under applicable law to mitigate its damages.

         11.3 ACCEPTANCE OF MONIES/DELAYED INTEREST PAYMENTS. The acceptance by Lessor of some but not all of the rent specified in a "Three Day Notice to Pay Rent or Quit" shall not bar the Lessor from commencing an unlawful detainer proceeding predicated upon the notice given for the amount specified in the notice less the partial payment.

         11.4 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform the obligations required of Lessor within thirty (30) days after written notice by Lessee to Lessor, specifying in detail the obligations Lessor has failed to perform; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion. If Lessor does not diligently perform to completion Lessor's obligations, Lessee shall have the right to terminate this Lease, in addition to any other right Lessee may have in law or in equity.

                                 EMINENT DOMAIN

         12.1 TOTAL-PERMANENT. If at any time during the term of this Lease or any extension thereof, the entire Premises or, in the judgment of the Lessee, such a substantial portion thereof as would render the balance of the Premises not suitable for the use to which the Premises was being utilized immediately prior thereto by the Lessee, shall be taken or appropriated by any competent authority for public or quasi-public use, this Lease shall terminate upon the date that possession is surrendered to the condemning authority, at which time all rights and obligations between the parties shall cease and rents and other charges apportioned. Notwithstanding any provision of this Lease or by operation of law that leasehold improvements may be or shall become the property of the Lessor at the expiration of the full term hereof, the loss of all improvements paid for by the Lessee, the loss of Lessee's leasehold estate, and such additional relief as may be provided by law shall be the basis of Lessee's damages to a portion of the total award if only one award is made. Lessor shall be entitled to any and all income, rent, award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi public use or purpose under any taking of any land or building. Lessee hereby assigns to Lessor its entire interest in any and all such awards and shall have no claim against Lessor for the value of any award that Lessor is allowed to claim in any Eminent Domain proceeding. Lessor hereby assigns to Lessee its entire interest in any and all such awards that pertain to Lessee and Lessor shall have no such claim against Lessee for the value of any award to which Lessee is entitled.

         12.2 PARTIAL-PERMANENT. In the event of a permanent taking or appropriation not resulting in a termination of this Lease, the Lessee shall be entitled to a reduction of rent in such amount as shall be just and equitable. In consideration of such reduction of rent, the Lessee waives any claim for damage to or loss of its leasehold interest, all of such award being payable to the Lessor, who shall use so much thereof as may be necessary to restore the Premises as nearly as possible to it original condition. Lessee shall have the option to perform such restoration, provided the whole of such award or such portion thereof as may be necessary to accomplish the restoration is made available to Lessee. In regards to the reduction of rent if the Lessor and Lessee cannot agree to what the reduction in rent shall be, then they shall submit this claim to arbitration as provided herein. Lessor shall be entitled to any and all partial or permanent taking and award in relation to any interest the Lessor has in said property. Lessee shall be able to claim any and all losses, damages or expenses in relation to the taking which relates to Lessee's property, including, without limitation, the building.

         12.3 TOTAL-TEMPORARY. If the taking of the whole of the Premises or such portion thereof as would render the use of the property, in Lessee's sole opinion, not suitable for Lessee's use as set forth above, shall be taken for a period of one (1) year or less, the terms of this Lease shall be tolled and, all rent and other charges payable to Lessor shall abate from the time possession of the Premises is surrendered to the taking authority and recommence when possession is restored to the Lessee. The basis for Lessee's damages against the condemning authority, if allowable, or against the total award shall be as suffered by Lessee for the interruption of Lessee's business and such additional relief as may be provided by law. If such taking shall extend beyond one (1) year, the taking shall, for the purposes of this Lease and at the option of Lessee, be considered permanent with the basis of Lessee's damages computed as a total permanent. Lessor shall be entitled to any and all damages in relation to the total temporary taking which shall include loss of rent, loss of costs and expenses in this Lease or any other damages or expenses which Lessor has a right to under the laws of eminent domain. Lessee shall have any and all rights to damages for its damages, costs and expenses against the government agency carrying out said eminent domain procedure.

         12.4 PARTIAL-TEMPORARY. If less than the whole of the Premises or less than such portion thereof as would render the use of the Premises not suitable for Lessee's purposes as aforesaid is taken, Lessee shall be entitled to a reduction of rental as is just and equitable, upon such date as possession is surrendered to the taking authority and continuing until possession is restored to the Lessee. In consideration of such reduction of rental, Lessee waives all rights to any portion of the award as may be payable to the Lessor. Lessee shall be entitled to any award that it is entitled to from the condemning authorities as a Lessee. In regards to determination of the rent said item if not agreed by Lessor and Lessee shall be submitted to arbitration as provided herein.

         12.5 GENERAL-EMINENT DOMAIN. In any taking of the Premises, whether pursuant to Paragraph 12.1, 12.2, 12.3 or 12.4, Lessee shall be entitled to claim an award for loss of business, depreciation of merchandise and fixtures, fixture and equipment damage, removal and reinstallation costs, and Lessor shall not be entitled to any portion of such award, or to make a claim therefor. However, if Lessee either before or after taking possession of the Premises shall have made, at its own expense, leasehold improvements, material alterations or structural changes and repairs to the Premises, Lessee and not Lessor shall be entitled to any award, whether to Lessor or Lessee, for the unamortized balance of Lessee's cost of such leasehold improvements, alterations, changes and repairs. Should the Lessor and Lessee be unable to agree as to the division of any singular award or the amount of any reduction of rents and other charges, such dispute shall be submitted for resolve to the court exercising jurisdiction of the condemnation proceedings, each party bearing its respective costs and attorneys' fees for such determination. If the dispute is between Lessor and Lessee and not the condemnation agency then it may be submitted to arbitration as provided herein or it may continue in said court proceeding whichever will bring the quickest result.

         12.6 NO PENDING PROCEEDINGS. Lessor Covenants that at the Commencement Date hereof it has no actual or constructive knowledge of any proposed condemnation of any part of the Premises.

                            MISCELLANEOUS PROVISIONS

         13.1 LEASEHOLD MORTGAGE. Lessee shall have no right to enter into a leasehold mortgage during the term of this lease.

         13.2 ARBITRATION. If any dispute arises under the terms of this Lease between Lessor and Lessee, other than a default in any Rent or other payment due by Lessee in favor of Lessor, such dispute shall be resolved through mandatory arbitration conducted pursuant to the provisions of California Code of Civil Procedure Sections 1280 et seq. by an arbitrator selected from the panel of the Judicial Arbitration and Mediation Service ("JAMS") in accordance with its rules. All arbitration decisions shall be held at Santa Rosa, California, and shall be binding on the parties with no right of appeal. All costs of arbitration shall be born equally by the Lessor and Lessee. Each side shall bear its own costs and attorneys' fees arising out of any arbitration proceeding conducted pursuant to this Section. Nothing herein shall impair any remedy of Lessor pursuant to Article 11 of this Lease or pursuant to operation of law to recover damages and/or restitution of the Premises on Lessee's default in payment of Rent or any other sums due under this Lease.

         13.3 EXHIBITS. The Exhibits affixed to this Lease are incorporated into this Lease in their entirety by this reference.

         13.4 WAIVER. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained.

         13.5 INTERPRETATION. The titles and headings of the various sections of this Lease are used only for convenience of reference and do not explain, modify or place any construction on any of the provisions of this Lease. Whenever the context requires, the singular or plural number shall include the other number, and each gender shall include all other genders. No listing of specific items or matters shall limit the scope of the language of this Lease, and the terms "including" and "including, without limitation" shall not be construed to limit any statements or matters preceding it. The term "obligation" is used in its broadest sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. Whenever the terms "prompt notice" or "notify immediately" or words of similar import are used to refer to any notice to be given or any act to be performed by Lessee, they shall mean notice given or act performed not later than five business (5) days after the occurrence of the event for which notice or action is required, unless another time period is made expressly applicable.

         13.6 TIME OF THE ESSENCE. Time is of the essence of this Lease and of each provision in which performance is a factor.

         13.7 SUCCESSORS AND ASSIGNS. The covenants and conditions contained in this Lease, subject to the provisions above as to assignment, shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         13.8 QUIET POSSESSION. Upon Lessee paying the rental payments reserved hereunder and observing and performing all of the covenants, conditions and provisions, Lessee is hereunder required to observe and perform, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

         13.9 AMENDMENTS. No provision of this Lease may be amended or added to, except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective nor binding on any party until fully executed by both parties hereto.

         13.10 PARTIAL INVALIDITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

         13.11 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive, but shall, whenever possible, be cumulative with all remedies at law or in equity.

         13.12 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

         13.13 ATTORNEYS' FEES. Except as is set forth in Section 13.2 of this Lease, if either party commences an action against the other arising out of or in connection with this Lease, the party substantially prevailing shall be entitled to recover from the other party all reasonable costs, including, without limitation, reasonable attorneys' fees.

         13.14 NONDISTURBANCE AND ATTORNMENT: SUBORDINATION. Lessor agrees to and shall obtain, in writing, from the holder of any lien of any mortgage or deed of trust of any bank, insurance company, individual, or other institutional lender, now or hereafter in force against the Premises a Nondisturbance and Attornment Agreement (herein after referred to as "NDA") substantially in the form attached hereto as Exhibit C. In the event that the Premises become subject to any foreclosure proceedings brought against Lessor, or the power of sale under any mortgage or deed of trust made by Lessor, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Lessor under this Lease and this Lease shall not terminate.

               This Lease and any Option to Purchase granted to Lessee shall be subject and subordinate to any mortgage, deed of trust, or other hypothecation or security device (collectively "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof, provided Lessee has received an NDA. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligations to perform any of the obligations of Lessor under this Lease except as provided in the NDA. Any Lender may elect to have this Lease and/or any Option to Purchase granted to Lessee deemed superior to the lien of its Security Devices by giving written notice thereof to Lessee, whereupon this Lease and such Option to Purchase shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

               Notwithstanding the foregoing provisions of this Section 13.14 with respect to Security Devices in place on the Effective Date, Lessor shall only be obligated to obtain a Nondisturbance and Attornment Agreement from Wells Fargo Bank, who presently holds a Security Device placed on the Premises as to this Lease and not as to any Option to Purchase granted to Lessee in a form acceptable to Wells Fargo Bank. Lessor shall also obtain an NDA from John Macken as to his Security Devices, with respect to this Lease and any Option to Purchase, and that John Macken further agrees to release his Security Device in the event Lessee exercises its option under the Option Agreement.

         13.15 NOTICES. All notices of other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or sent by electronic facsimile, by overnight mail, or by Federal Express and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if mailed, on the date of posting by the United States Post Office, (iii) if given by electronic facsimile, by overnight mail or by Federal Express, when received by the other party. Notices shall be given at the following addresses:

                  Lessor:               Donald Macken
                                        Macken Associates
                                        Attn: John Macken
                                        8205 Grand View Road
                                        Sebastopol, California 95472

                  With a copy to:       John Macken
                                        232 Twin Pillars Way
                                        Santa Rosa, CA 95404

                  With a copy to:       Thomas P. Kelly, Jr
                                        Law Offices of Thomas P. Kelly, Jr. Inc.
                                        438 First Street, Suite 260
                                        Santa Rosa, CA 95401
                                        Facsimile: (707) 543 3371

                  Lessee:               Deposition Sciences, Inc.
                                        386 Tesconi Court
                                        Santa Rosa, CA 95401
                                        Attn. Deborah Sandine
                                        Facsimile:  (707) 573-6748

                  With a copy to:       Kevin J. McCullough, Esq.
                                        Spaulding, McCullough & Tansil
                                        3550 Round Barn Boulevard, Suite 306
                                        Santa Rosa, CA 95404
                                        Facsimile:  (707) 524-1906

         13.16 BROKERS. Each party hereto represents that it has not had any dealings or contact with any real estate broker, finder, or other person with respect to this Lease except for Keegan & Coppin, Inc. Other than commissions on this Lease, if any, owed to Keegan & Coppin, Inc., which shall be paid by Lessor, each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person, with whom the first party has, or purportedly has, dealt.

         13.17 ESTOPPEL. Each party shall, within fifteen (15) days after notice from the other party, execute and deliver to the requesting party, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate shall also state the amount of the Base Rent, the date to which any rental payments have been paid in advance, and the amount of the security deposit or prepaid rent, if any. Failure to deliver the certificate within fifteen (15) days shall be conclusive upon the obligated party for the benefit of the requesting party and any successor that this Lease is in full force and effect and has not been modified except as may be represented by the requesting party.

          Lessee shall deliver to lenders designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. If, at any time during this Lease, Lessor desires to finance, refinance, or sell the Premises or any part thereof, Lessee, hereby agrees to deliver to lenders or purchasers designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past two years' financial statements of Lessee. All such financial statements shall be received by Lessor and/or such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         13.18 COUNSEL. Both parties have had the opportunity to consult attorneys and advisors of their respective choice prior to signing this Lease and have full knowledge of the consequences of any of the items stated herein.

         13.19 EXECUTION. All parties to this Lease agree to execute, sign and deliver any and all other documents necessary to carry out the terms and conditions of this Lease.

         13.20 WARRANTY OF AUTHORITY. Lessee represents and warrants that it has passed a resolution by their Board of Directors, authorizing and approving the person signing herein to bind the corporation to said Lease and approving all of the terms and conditions of said Lease agreement. Lessor warrants that it is a duly organized and existing California limited partnership and that its general partner has the authority to execute this Lease.

         13.21 ENTIRE AGREEMENT. Except as to matters subject to the accompanying Option to Purchase, this Lease constitutes the entire agreement and understanding between the parties concerning the matters covered by this Lease, and supersedes all prior and contemporaneous agreements, statements, understandings, terms, conditions, negotiations, representations and warranties, whether oral or written, made by Lessor or Lessee concerning the matters covered by this Lease.

                                     LESSOR

                                     Macken Associates
                                     A California Limited Partnership


                                     By: /s/ Donald Macken
                                        ---------------------------------------
                                              General Partner


                                     LESSEE:

                                     DEPOSITION SCIENCES, INCORPORATED
                                     an Ohio corporation


                                     By: /s/ L.A. Bartolomei
                                        ---------------------------------------


The undersigned hereby agrees to guarantee the obligations of the lessee hereunder.

                                     GUARANTOR:

                                     ADVANCED LIGHTING AND TECHNOLOGIES
                                     an Ohio corporation

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------


Agreed and Acknowledged:


 /s/ John Macken
-----------------------------------
       John Macken


Exhibits:

Exhibit A:    Legal Description of Property
Exhibit B:    Landlord Waiver
Exhibit C:    Nondisturbance and Attornment Agreement